DELAWARE GROUP PREMIUM GROWTH SERIES
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

        FIVE
       YEARS
       -----


            $1000(1 - T) = $1,627.17


T =         10.23%

DELAWARE GROUP PREMIUM VALUE SERIES
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       THREE
       YEARS
       -----

            $1000(1 - T) = $1,529.56


T =         15.22%

DELAWARE GROUP PREMIUM TREND SERIES
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
--------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                               n
                          P(1 + T) = ERV

       THREE
       YEARS
       -----

            $1000(1 - T) = $1,539.14


T =         15.46%

DELAWARE GROUP PREMIUM GROWTH SERIES
TOTAL RETURN PERFORMANCE
FIVE YEARS
--------------------------------------------------------------------------------

Initial Investment                                                    $ 1,000.00
Beginning OFFER                                                       $    11.03
Initial Shares                                                            90.662


Fiscal    Beginning     Dividends     Reinvested   Cumulative
 Year       Shares     for Period       Shares       Shares
------    ---------    ----------     ----------   ----------
1992        90.662     $    0.130        1.056        91.718
----        ------     ----------        -----       -------
1993        91.718     $    0.150        1.239        92.957
----        ------     ----------        -----       -------
1994        92.957     $    0.060        0.449        93.406
----        ------     ----------        -----       -------
1995        93.406     $    0.070        0.555        93.961
----        ------     ----------        -----       -------
1996        93.961     $    1.255        8.441       102.402
----        ------     ----------        -----       -------




Ending Shares                                                            102.402
Ending NAV                                             x                  $15.89
                                                                      ----------
Investment Return                                                      $1,627.17





Total Return Performance
------------------------
Investment Return                                                     $1,627.17
Less Initial Investment                                               $1,000.00
                                                                      -----------
                                                                        $627.17 / $1,000.00 x 100



Total Return:                                                             62.72%


DELAWARE GROUP PREMIUM VALUE SERIES
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------


Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.21
Initial Shares                                                           97.943


Fiscal           Beginning      Dividends        Reinvested     Cumulative
 Year              Shares      for Period          Shares         Shares
------           ---------     ----------        ----------     ----------
1994               97.943      $    0.000          0.000           97.943
----              -------      ----------          -----          -------
1995               97.943      $    0.220          2.150          100.093
----              -------      ----------          -----          -------
1996              100.093      $    0.630          5.394          105.487
----              -------      ----------          -----          -------





Ending Shares                                                           105.487
Ending NAV                                             x              $   14.50
                                                                      ----------
Investment Return                                                     $1,529.56




Total Return Performance
------------------------
Investment Return                                                     $1,529.56
Less Initial Investment                                               $1,000.00
                                                                      ----------
                                                                        $529.56 / $1,000.00 x 100



Total Return:                                                             52.96%


DELAWARE GROUP PREMIUM TREND SERIES
TOTAL RETURN PERFORMANCE
THREE YEARS
--------------------------------------------------------------------------------

Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.20
Initial Shares                                                           98.039

Fiscal           Beginning    Dividends         Reinvested      Cumulative
 Year             Shares      for Period          Shares          Shares
------           ---------    ----------        ----------      ----------
1994              98.039      $    0.000          0.000           98.039
----              ------      ----------          -----          -------
1995              98.039      $    0.090          0.867           98.906
----              ------      ----------          -----          -------
1996              98.906      $    0.890          6.877          105.783
----              ------      ----------          -----          -------





Ending Shares                                                           105.783
Ending NAV                                             x                 $14.55
                                                                      ---------
Investment Return                                                     $1,539.14




Total Return Performance
------------------------
Investment Return                                                     $1,539.14
Less Initial Investment                                               $1,000.00
                                                                      ----------
                                                                        $539.14 / $1,000.00 x 100



Total Return:                                                             53.91%

DELAWARE GROUP PREMIUM GLOBAL BOND SERIES
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.55
Initial Shares                                                           94.787


Fiscal           Beginning    Dividends         Reinvested     Cumulative
 Year             Shares      for Period          Shares         Shares
------           ---------    ----------        ----------     ----------
1996              94.787      $    0.090          0.783          95.570
----              ------      ----------          -----          ------



Ending Shares                                                            95.570
Ending NAV                                             x                 $10.96
                                                                      ---------
Investment Return                                                     $1,047.45





Total Return Performance
------------------------
Investment Return                                                     $1,047.45
Less Initial Investment                                               $1,000.00
                                                                      ----------
                                                                         $47.45 / $1,000.00 x 100



Total Return:                                                              4.75%

DELAWARE GROUP PREMIUM GLOBAL BOND SERIES
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------


Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.14
Initial Shares                                                           98.619

Fiscal          Beginning      Dividends        Reinvested     Cumulative
 Year             Shares      for Period          Shares         Shares
------          ---------     ----------        ----------     ----------
1996              98.619      $    0.180          1.676          100.295
----              ------      ----------          -----          -------








Ending Shares                                                           100.295
Ending NAV                                             x                 $10.96
                                                                      ----------
Investment Return                                                     $1,099.23





Total Return Performance
------------------------
Investment Return                                                     $1,099.23
Less Initial Investment                                               $1,000.00
                                                                      ----------
                                                                         $99.23 / $1,000.00 x 100


Total Return:                                                              9.92%

DELAWARE GROUP PREMIUM GLOBAL BOND SERIES
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------


Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.00
Initial Shares                                                          100.000


Fiscal           Beginning     Dividends         Reinvested     Cumulative
 Year             Shares       for Period          Shares         Shares
------           ---------     ----------        ----------     ----------
1996              100.000      $    0.210          2.000          102.000
----              -------      ----------          -----          -------








Ending Shares                                                           102.000
Ending NAV                                             x                 $10.96
                                                                     ----------
Investment Return                                                     $1,117.92





Total Return Performance
------------------------
Investment Return                                                     $1,117.92
Less Initial Investment                                               $1,000.00
                                                                      ---------
                                                                        $117.92 / $1,000.00 x 100



Total Return:                                                             11.79%